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                                                                  EXHIBIT 10.6

                        INCENTIVE STOCK OPTION AGREEMENT


         This Agreement, dated as of _________________, 19__, by and between GulfMark Offshore, Inc., a Delaware corporation (formerly GulfMark International, Inc. and Gulf Applied Technologies, Inc., the "Company"), and _______________ ("Employee").

         To carry out the purposes of the GulfMark Offshore, Inc. 1987 Employee Stock Option Plan (the "Plan") by affording Employee the opportunity to purchase shares of the $0.01 par value common stock of the Company ("Stock"), the Company and Employee hereby agree as follows:


         1. Grant of Option. The Company hereby irrevocably grants to Employee the right and option ("Option") to purchase all or any part of an aggregate of ___________(____) shares of Stock, on the terms and conditions set forth herein and in the Plan. This Option is intended to constitute an incentive stock option within the meaning of section 422(b) of the Internal Revenue Code of 1986, as amended (the "Code").

         2. Purchase Price. The purchase price of Stock purchased pursuant to the exercise of this Option shall be $__________ per share, which is deemed to be not less than the fair market value of the Stock subject to this Option.

         3. Exercise of Option. Subject to the earlier expiration of this Option as herein provided, this Option may be exercised, by written notice to the Company, at any time and from time to time, but this Option shall not be exercisable for more than a percentage of the aggregate number of shares offered by this Option determined by the number of full years from the date of grant hereof to the date of such exercise, in accordance with the following schedule:

                  Number of Full Years                  Percentage of Shares
                   From Date of Grant                        Purchasable
                  --------------------                  --------------------
                  less than 1 year                               -0-
                  1 year                                       33 1/3%
                  2 years                                      66 2/3%
                  3 years or more                               100%

This option is not transferable by Employee otherwise than by will or the laws of descent and distribution, and may be exercised only by Employee during his lifetime and while he remains an employee of the Company, except that:

         (a) If Employee's employment with the Company terminates for any reason other than disability or death, his Option may be exercised by Employee (or his estate or the





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GulfMark International, Inc.
INCENTIVE STOCK OPTION AGREEMENT


                 person who acquires this Option by bequest or inheritance or by reason of the death of Employee) at any time during the period of three months following such termination, but only as to the number of shares Employee was entitled to purchase hereunder as of the date his employment so terminates.

         (b) If Employee's employment with the Company terminates by reason of disability (within the meaning of section 22(e) (3) of the Code), this Option may be exercised by Employee (or his estate or the person who acquires this Option by bequest or inheritance or by reason of the death of Employee) at any time during the period of one year following such termination, but only as to the number of shares Employee was entitled to purchase hereunder as of the date his employment so terminates.

         (c) If Employee dies while in the employ of the Company, his estate, or the person who acquires this Option by bequest or inheritance or by reason of the death of Employee, may exercise this Option at any time during the period of one year following the date of Employee's death, but only as to the number of shares Employee was entitled to purchase hereunder as of the date of his death.

This Option shall not be exercisable in any event after the expiration of ten years from the date of grant hereof. Except as provided in Paragraph 4, the purchase price of shares as to which this Option is exercised shall be paid in full in cash at the time of such exercise or, if Employee so elects, payment of the purchase price may be made, in whole or in part, by delivery of a number of shares of Stock (plus cash if necessary) having a fair market value equal to such purchase price or part thereof. Unless and until a certificate or certificates representing such shares shall have been issued by the Company to him, Employee (or the person permitted to exercise this Option in the event of the Employee's death) shall not be or have any of the rights or privileges of a stockholder of the Company with respect to shares acquirable upon the exercise of this Option.

         4. Stock Appreciation Right. Upon an exercise of this Option, Employee (or the person permitted to exercise this Option in the event of Employee's death), in the notice given to the Company exercising this Option, may request that the Company distribute to him, in lieu of any number of the shares of Stock with respect to which this Option is exercised, an amount (the "Appreciation Amount") equal to the excess of the aggregate fair market value of such number of shares over the aggregate option price of such shares.
Within 30 days after such notice is given, the committee appointed by the Board of Directors of the Company to administer the Plan (the "Committee") shall give notice to the Employee (or such person) either approving or disapproving such request. If such request is disapproved, the notice given by Employee (or such person) exercising this Option shall be treated as if it had never been given. If such request is approved, the Company shall distribute to Employee (or such person) an amount of cash and/or a number of shares of Stock equal in value in the aggregate to the Appreciation Amount; the composition of the





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GulfMark International, Inc.
INCENTIVE STOCK OPTION AGREEMENT


Appreciation Amount as between cash and shares of Stock shall be determined in the discretion of the Committee, but the Committee may take into account any preference for cash and/or shares of Stock expressed by Employee (or such person) in the notice given to the Company exercising this Option. For purposes of both determining the Appreciation Amount and determining the number of shares of Stock distributed in satisfaction of the Appreciation Amount, the fair market value of a share of Stock shall be equal to the mean between the high and low quoted selling prices of Stock on the day on which Employee (or such person) gives notice exercising this Option or, if no selling prices are so quoted on such day, on the next preceding day on which selling prices of Stock are so quoted.

         5. Status of Stock. The Company shall not be required to issue any shares of Stock upon the exercise of the option evidenced hereby if the issuance of such shares of Stock would constitute or result in a violation by the Company, or by the Employee, of any provision of any applicable law, statute or regulation of any governmental authority.

Upon the exercise of the option evidenced hereby, the Company shall not be required to issue any shares of Stock unless the Committee shall have received evidence satisfactory to it that the Employee will not transfer such shares of Stock until a registration statement with respect to such shares of Stock shall have become effective under the Securities Act of 1933 or until an opinion of counsel satisfactory to the Company shall have been received by the Company to the effect that such registration is not required. Any determination in the connection by the Committee shall be final, binding and conclusive.

The Company may, but shall in no event be obligated to, register under the Securities Act of 1933, or register or otherwise qualify for sale under the securities laws of any state, the shares of Stock issuable upon the exercise of the option evidenced hereby. If any shares of Stock issuable upon the exercise of such option are not registered under the Securities Act of 1933, the Company may imprint on the certificates representing such shares of Stock the following legend or any other legend that counsel for the Company considers necessary or advisable to comply with the Securities Act of 1933:

                          The shares of stock represented by this certificate
                 have not been registered under the Securities Act of 1933 or under the securities laws of any state and may not be sold or transferred except upon such registration or upon receipt by the Corporation of an opinion of counsel satisfactory to the Corporation, in form and substance satisfactory to the Corporation, that registration is not required for such sale or transfer.





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GulfMark International, Inc.
INCENTIVE STOCK OPTION AGREEMENT


The Company shall not be obligated to take any other affirmative action to cause the exercise of the option evidenced hereby, or the issuance of shares of Stock upon the exercise of such option, to comply with any law, statute or regulation of any governmental authority.

         6. Employment Relationship. Employee shall be considered to be in the employment of the Company as long as he remains an employee of either the Company, a parent or subsidiary corporation (as defined in section 424 of the Code) of the Company, or a corporation or a parent or subsidiary of such corporation assuming or substituting a new option for this Option in a transaction to which section 424(a) of the Code applies. Any question as to whether and when there has been a termination of such employment, and the cause of such termination, shall be determined by the Board of Directors of the employing corporation, and its determination shall be final.

         7. Withholding of Tax. Upon an exercise of this Option, the Company (or the employing corporation) may be required to withhold United States federal and local tax with respect to the realization of compensation pursuant to Paragraph 4. The Company (or the employing corporation) is hereby authorized to satisfy any such withholding requirement out of (i) any cash distributable upon such exercise and (ii) any other cash compensation then or thereafter payable to Employee. To the extent that the Company in its sole discretion determines that such sources are or may be insufficient to fully satisfy such withholding requirement, Employee, as a condition to the exercise of this Option, shall deliver to the Company cash in an amount determined by the Company to be sufficient to satisfy any such withholding requirement.

         8. Disqualifying Disposition. In the event Employee disposes of any of the shares of Stock acquired pursuant to an exercise of this Option (other than pursuant to Paragraph 4) prior to the later of (i) two years from the date of grant of this Option or (ii) one year after the transfer of such shares to him, Employee shall notify the Company not later than 10 days after the date of such disposition of all the terms and conditions of such disposition. The Company (or the employing corporation) is hereby authorized to satisfy any requirement to withhold United States federal or local tax with respect to the realization of compensation by reason of such disposition out of any cash compensation then or thereafter payable to Employee. To the extent that the Company in its sole discretion determines that such cash compensation is or may be insufficient to fully satisfy such withholding requirement, upon request from the Company Employee shall deliver to the Company cash in an amount determined by the Company to be sufficient to satisfy such withholding requirement.

         9. Binding Effect. This Agreement shall be binding upon and inure to the benefit of any successors to the Company and all persons lawfully claiming under Employee.





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GulfMark International, Inc.
INCENTIVE STOCK OPTION AGREEMENT


         IN WITNESS WHEREOF, the Company has caused this Agreement to be duly executed by its officers thereunto duly authorized, and Employee has executed this Agreement, all on the day and year first above written.



                                       GULFMARK OFFSHORE, INC.



                                       By:
                                          ------------------------------------
                                       Name:
                                            ----------------------------------

                                       Title:
                                             ---------------------------------



                                       OPTIONEE


                                       ---------------------------------------
                                       Name of Employee





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